Income Taxes (Details) - Schedule of deferred tax assets and liabilities - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating losses	$ 3,648	$ 5,688
Accrued compensation, bonuses, severance		121
Depreciation	(1)	269
Valuation allowance	(3,622)	(4,736)
Total deferred tax assets	25	1,342
Deferred tax liabilities:
Deferred course expenses	(159)	(1,055)
Depreciation
Total deferred tax liabilities	(159)	(1,055)
Net deferred tax (liability) asset	$ (134)	$ 287